UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2022

Activision Blizzard, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-15839	95-4803544
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2701 Olympic Boulevard, Building B Santa Monica, CA 90404
(Address of principal executive offices)

Registrant’s telephone number:  (310) 255-2000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.000001 par value	ATVI	The Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐      Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On April 28, 2022, Activision Blizzard, Inc., a Delaware corporation (the “Company”), held a special meeting of stockholders (the “Special Meeting”) to vote on the proposals described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 21, 2022.

Each of the proposals upon which the Company’s stockholders voted at the Special Meeting, and the final, certified results reported by the Company’s independent inspector of elections, American Election Services, LLC, are set forth below.

1.	Adoption of the Agreement and Plan of Merger (as it may be amended from time to time), dated as of January 18, 2022, by and among the Company, Microsoft Corporation and Anchorage Merger Sub Inc., a wholly owned subsidiary of Microsoft Corporation (the “Merger Agreement”) (the “Merger Proposal”).

For	Against	Abstain	Broker Non-Votes
539,332,512	8,847,849	786,522	0

The Merger Proposal was approved by the Company’s stockholders at the Special Meeting.

2.	Approval, by means of a non-binding, advisory vote, of compensation that will or may become payable to the named executive officers of the Company in connection with the merger (the “Merger-Related Compensation Proposal”).

For	Against	Abstain	Broker Non-Votes
357,220,104	189,741,964	2,004,815	0

The Merger-Related Compensation Proposal was approved by the Company’s stockholders at the Special Meeting.

3.	Adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to allow time to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (the “Adjournment Proposal”).

Because the Company’s stockholders approved the Merger Proposal, the Adjournment Proposal was rendered moot and not presented.

Item 8.01	Other Events.

The information set forth in Item 5.07 is incorporated by reference herein. On April 28, 2022, the Company issued a press release announcing the results of the Special Meeting held today. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits

99.1	Press Release, dated April 28, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2022

Activision Blizzard, Inc.

By:	/s/ Frances Townsend
	Name:	Frances Townsend
	Title:	Executive Vice President for Corporate Affairs, Corporate Secretary, and Chief Compliance Officer

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